Exhibit 4.2

ZULILY, INC.

AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Amendment”) is dated as of October 17, 2013, by and among Zulily, Inc., a Delaware corporation (the “Company”), and the Investors (as defined in that certain Third Amended and Restated Investor Rights Agreement dated as of November 5, 2012 (the “Rights Agreement”)).

RECITALS

WHEREAS, the Board of Directors of the Company has approved the amendment and restatement of the Company’s certificate of incorporation to, among other things, reclassify each share of the Company’s Common Stock into the Company’s Class B Common Stock and such Class B Common Stock shall be convertible into the Company’s Class A Common Stock in accordance with the terms of such amended and restated certificate of incorporation (the “Restated Certificate”).

WHEREAS, effective upon the filing of the Restated Certificate, the Company and the Investors desire to amend the Rights Agreement as described herein.

WHEREAS, the undersigned Investors represent the holders of at least 70% of the Registrable Securities.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows, effective upon the acceptance of the Restated Certificate for filing with the Secretary of State of the State of Delaware:

1.	AMENDMENT OF CERTAIN DEFINITIONS.

(a) Section 1.2 of the Rights Agreement is hereby amended to add a new definition as Section 1.2(o) to read as follows:

“(o) “Common Stock” shall mean, unless otherwise specified, the Company’s Class A Common Stock and Class B Common Stock (each as defined in the Company’s Sixth Amended and Restated Certificate, as may be amended from time to time).”

(b) Section 1.2(g) of the Rights Agreement is hereby amended and restated in its entirety as follows (amended language in italics and underlined):

“(g) “Registrable Securities” means: (a) Class B Common Stock held by Investors, (b) Class B Common Stock of the Company issuable or issued upon conversion of the Shares (the “Conversion Shares”), (c) Class A Common Stock of the Company issuable or issued upon conversion of (i) the Class B Common Stock held by Investors or (ii) the Conversion Shares, and (d) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned

(c) Section 1.2(h) of the Rights Agreement is hereby amended and restated in its entirety as follows (amended language in italics and underlined):

“(h) “Registrable Securities then outstanding” shall be the number of shares of Common Stock that are Registrable Securities and either, without duplication, (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.”

2. MISCELLANEOUS. Except as amended by the terms of this Amendment, the Investor Rights Agreement shall continue in full force and effect.

This Amendment is effective as of the date of execution by the Company and the Investors holding a majority of the Registrable Securities. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one document. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Rights Agreement.

[Signature Pages Follow]

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: October 17, 2013

COMPANY:

ZULILY, INC.

By:	/s/ Darrell Cavens
Name: Darrell Cavens
Title: Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: October 16, 2013

INVESTORS:

MAVERON EQUITY PARTNERS IV, L.P.,
a Delaware limited partnership:
By: MAVERON GENERAL PARTNER IV LLC, a Delaware limited liability company

By:	/s/ Dan Levitan
Name:	Dan Levitan
Title:	Managing Member

MAVERON IV ENTREPRENEURS’ FUND, L.P., a Delaware limited partnership:
By: MAVERON GENERAL PARTNER IV LLC, a Delaware limited liability company

By:	/s/ Dan Levitan
Name:	Dan Levitan
Title:	Managing Member

MEP ASSOCIATES IV, L.P., a Delaware limited partnership:
By: MAVERON GENERAL PARTNER IV LLC, a Delaware limited liability company

By:	/s/ Dan Levitan
Name:	Dan Levitan
Title:	Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: October 17, 2013

INVESTORS:

AUGUST CAPITAL V, L.P.
as nominee for
August Capital V, L.P.
August Capital Strategic Partners V, L.P. and related individuals

By:	August Capital Management V, L.L.C. Its general partner

By:	/s/ Jeffery Bloom
Name:	Jeffery Bloom
Title:	Attorney-in-fact

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: Oct. 16, 2013

INVESTORS:

TRINITY VENTURES X, L.P.
TRINITY X SIDE-BY-SIDE FUND, L.P.
TRINITY X ENTREPRENEURS’ FUND, L.P.
Delaware Limited Partnerships

By:	TRINITY TVL X, LLC,
A Delaware limited liability company
Their General Partner

By:	/s/ Nina C. Labatt
Nina C. Labatt, Member

3000 Sand Hill Road
Building 4-160
Menlo Park, CA 94025

Tel. 650-854-9500
Fax 650-854-9501

TRINITY VENTURES IX, L.P.
TRINITY IX SIDE-BY-SIDE FUND, L.P.
TRINITY IX ENTREPRENEURS’ FUND, L.P.
Delaware Limited Partnerships

By:	TRINITY TVL IX, LLC,
A Delaware limited liability company
Their General Partner

By:	/s/ Nina C. Labatt
Nina C. Labatt, Member

3000 Sand Hill Road
Building 4-160
Menlo Park, CA 94025

Tel. 650-854-9500
Fax 650-854-9501

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: Oct. 17, 2013

INVESTORS:

/s/ Mark Vadon MARK VADON

VADON HOLDINGS, LLC

By:	/s/ Mark Vadon
Name:	Mark Vadon
Title:	Manager

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: __________ ___, 2013

INVESTORS:

ANDREESSEN HOROWITZ FUND III, L.P.
for itself and as nominee for
Andreessen Horowitz Fund III-A, L.P.,
Andreessen Horowitz Fund III-B, L.P. and
Andreessen Horowitz Fund III-Q, L.P.

By:	AH Equity Partners III, L.L.C.
Its general partner

By:
Name:
Title:

AH PARALLEL FUND III, L.P. for itself and as nominee for
AH Parallel Fund III-A, L.P.,
AH Parallel Fund III-B, L.P. and
AH Parallel Fund III-Q, L.P.

By:	AH Equity Partners III (Parallel), L.L.C.
Its general partner

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: October 17, 2013

INVESTORS:

MERITECH CAPITAL PARTNERS IV L.P.

By: Meritech Capital Associates IV L.L.C. its General Partner

By:	/s/ Craig Sherman
Craig Sherman, a managing member

MERITECH CAPITAL AFFILIATES IV L.P.

By: Meritech Capital Associates IV L.L.C. its General Partner

By:	/s/ Craig Sherman
Craig Sherman, a managing member

Address:

245 Lytton Avenue, Suite 350
Palo Alto, CA 94301
Attn: Joel Backman phone: (650) 475-2200 fax: (650) 475-2222

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: ___________ ___, 2013

INVESTORS:

T. ROWE PRICE ASSOCIATES, INC.
Investment Adviser, for and on behalf of its
Advisory Clients on Exhibit A
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Horizons Trust
T. Rowe Price U.S. Equities Trust

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 is executed as of the date set forth below.

Date of Execution: ____________ ___, 2013

INVESTORS:

Greenspring Global Partners IV-A, L.P.
By: Greenspring General Partner IV, L.P.
By: Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name: Eric Thompson Title: Chief Financial Officer

Greenspring Global Partners IV-B, L.P.
By: Greenspring General Partner IV, L.P.
By: Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

Greenspring Global Partners IV-C, L.P.
By: Greenspring General Partner IV, L.P.
By: Greenspring GP IV, LLC

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

Greenspring Crossover Ventures I, L.P.
By: Greenspring Crossover I GP, L.P.
By: Greenspring Crossover I GP, L.L.C.

By:	/s/ Eric Thompson
Name: Eric Thompson
Title: Chief Financial Officer

Address:

Greenspring Associates
100 Painters Mill Road, Suite 700
Owings Mills, MD 21117
Fax: (410) 363-9075
Attn: Eric Thompson

SIGNATURE PAGE TO AMENDMENT NO. 1 TO

THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT